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# Hotels # Rooms # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms 0 0 4 504 4 496 8 1,000 7 880 # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms 21 2,604 0 0 27 3,184 48 5,788 10 988 Company Owned Pipeline & Recently Opened Hotels as of December 31, 2020 Under Option Pre-Development Under Construction Total Pipeline Opened in 2020 Third Party Pipeline & Recently Opened Hotels as of December 31, 2020 Commitments Applications Executed Total Pipeline Opened in 2020 Definitions Under Option Locations with a signed purchase and sale agreement Pre-Development Land purchased, permitting and/or site work Under Construction Hotel is under construction Commitments Signed commitment to build or convert a certain number of hotels by a third party, generally associated with a prior portfolio sale Applications Third party filed franchise application with deposit Executed Franchise and development application approved, geography identified and deposits paid, various stages of pre-development and/or under construction     

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D

Q4 2020 Earnings Summary & 2021 Investor Roadmap

February 25, 2021

Extended Stay America, Inc.

ESH Hospitality, Inc.

important disclosure information

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements related to our expectations regarding our business performance, business strategies, financial results, liquidity and capital resources, capital expenditures, capital returns, Q1 and full year 2021 outlooks, distribution policy, plans, goals, beliefs, business trends and future events, as well as the COVID-19 pandemic, its effects on the foregoing, government action taken in response to the pandemic and action that we have taken or plan to take in response to the pandemic and other non-historical statements, including statements relating to industry RevPAR trends. Forward looking statements involve known and unknown risks, uncertainties and other factors that may cause Extended Stay America, Inc.’s (“ESA”) and ESH Hospitality, Inc.’s (“ESH REIT,” and together with ESA, the “Company”) actual results or performance to differ from those projected in the forward-looking statements, possibly materially. For a description of factors that may cause the Company’s actual results or performance to differ from projected results or performance implied by forward-looking statements, please review the information under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” included in the Company’s combined annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 25, 2021 and other documents of the Company on file with or furnished to the SEC. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to, or effects on, the Company, its business or operations. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements.

This presentation includes certain non-GAAP financial measures, including Hotel Operating Profit, Hotel Operating Margin, EBITDA, Adjusted EBITDA, Funds From Operations (“FFO”), Adjusted Funds From Operations (“Adjusted FFO”), Adjusted FFO per diluted Paired Share, Paired Share Income, Adjusted Paired Share Income and Adjusted Paired Share Income per diluted Paired Share. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP, and to the Company’s combined annual report on Form 10-K filed with the SEC on February 25, 2021 for definitions of these non-GAAP measures.

This presentation includes certain operating metrics presented on a comparable system-wide basis. The term “Comparable system-wide” refers to hotels operated under the Extended Stay America brand, including those owned, franchised or managed by the Company, for each of the full three and twelve months ended December 31, 2020 and 2019. For franchised or managed hotels, ESA earns certain fees based on a percentage of hotel revenues.

extended STAY AMERICA

4Q and Full Year 2020 Highlights

Q4 2020 operating results and financial highlights

comparable system-wide revenue per available room (ñRevPARò)



$46.86
-9.4%
$42.46
Q4 2019
Q4 2020

hotel operating margin[1]



48.3%
-580 bps
42.5%
Q4 2019
Q4 2020

adjusted EBITDA (in millions)[1]



$108.8
-17.9%
$89.3
Q4 2019
Q4 2020

net income (in millions)



175.5%
$23.8
$65.7
Q4 2019
Q4 2020

adjusted FFO per diluted Paired Share[1]



-3.3%
$0.37
$0.36
Q4 2019
Q4 2020

adjusted Paired Share income per diluted Paired Share[1]



13.3%
$0.14
$0.16
Q4 2019
Q4 2020

extended STAY AMERICA

[1]See Appendix for Hotel Operating Margin, Adjusted FFO per diluted Paired Share, Adjusted EBITDA and Adjusted Paired Share Income per diluted Paired Share reconciliations.

full year 2020 operating results and financial highlights

comparable system-wide RevPAR


$50.51
-15.0%
$42.91
2019
2020

net income (in millions)


$165.1
-41.7%
$96.3
2019
2020

hotel operating margin[1]


51.8%
-730 bps
44.5%
2019
2020

adjusted FFO per diluted Paired Share[1]


$1.81
-31.5%
$1.24
2019
2020

adjusted EBITDA (in millions)[1]


$535.0
-30.1%
$374.1
2019
2020

adjusted Paired Share income per diluted Paired Share[1]


$0.95
-61.0%
$0.37
2019
2020

[1]See Appendix for Hotel Operating Margin, Adjusted FFO per diluted Paired Share, Adjusted EBITDA and Adjusted Paired Share Income per diluted Paired Share reconciliations.

significantly outperforming industry, segment and competitive set – 65 consecutive weeks of RevPAR index gains



STAY's Comparable system-wide RevPAR Index
130
120
110
100
90
80
70
96
127
31.6%
2019
2020

- STAY's RevPAR Index[1], which began to improve prior to COVID-19, has continued at very high levels months into the industry recovery with 65 consecutive weeks of RevPAR index gains

[1] See Appendix for RevPAR Index definition and disclosure.

extended STAY AMERICA

STAY has now shown strong performance in a growth economy and to be more defensive in a downturn



RevPAR % Change - 2009 to 2019
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
69.3%
49.1%
38.1%
53.1%
51.9%
STAY - current owned portfolio
Economy
Midscale
Upper Midscale
Upper Upscale



RevPAR % Change - 2020 vs 2019
STAY
Mid-priced extended stay
Economy
Midscale
Upper Midscale
Upper Upscale
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
-60.0%
-70.0%
-15.0%
-25.8%
-20.7%
-32.0%
-42.7%
-62.0%

Å After increasing RevPAR significantly higher in the last economic cycle than industry chainscales[1,2], STAY proved significantly more defensible in this pandemic[1,2], highlighting that we can fully participate in the good times as well as provide more limited downside in a downturn

[1] Company data and industry RevPAR numbers per STR, Inc. (ßSTRð), a CoStar Group Company. Mid-priced extended stay RevPAR per The Highland Group, Inc. (ßHighlandð). Neither STR nor Highland endorse the Company, nor any other operator of hotels, and the data provided by each such company should not be viewed as investment advice or as a recommendation to take a particular course of action.
[2] Industry RevPAR numbers do not reflect hotel closures; industry revenue decline is steeper than RevPAR.

positive free cash flow[1] in 2020 despite pandemic, significant capital investments into new hotel development and renovations


FY20 Cash flow
Cash (in millions)
$362
$219
($192)
$64
($79)
$36
$410
Operational & Investing Activities
FY 2019 [2] Cash
Cash from Operations
Capital Investments
Proceeds from Asset Sales
Capital Returns
Financing Activity
FY 2020 [2] Cash

- Free cash flow of nearly $30 million in 2020 despite the pandemic and more than $90 million in growth capex[1]
- Only 3 ESA owned hotels had negative property-level Adjusted EBITDA in 2020, highlighting the resiliency of our unique operating model and the strength of our team

[1] Free cash flow defined as cash from operations minus capital investments; growth capex includes new hotel development and renovations.
[2] Includes restricted and unrestricted cash.

extended STAY AMERICA

2021 Shareholder Roadmap

2021 shareholder value creation roadmap

we will continue to enhance shareholder value through the execution of ESAîs long-term strategy which includes a number of accretive avenues

Brand Segmentation

- Launch step-up brand to expand reach in extended-stay space
- Rename core brand to align fit and drive RevPAR
- Begin to utilize strength of our brand name with consumers

Significant Operational Improvement

- Focus exclusively on core ESA Guest
- Significant number of commercial engine upgrades
- Continued focus on Quality Assurance
- Improvements in Guest Satisfaction and social media scores
- Talent upgrades

Market Recovery

- Many of ESA Top Markets saw significant declines that we expect to recover post-COVID
- General recovery post-COVID
- Focus on ADR where we have high occupancy levels

Franchise Growth

- Conversions into the ESA portfolio
- Sign new build contracts as debt markets improve
- Target 5%-7% NUG over time

REIT Portfolio Management

- Asset sales at significantly accretive multiples for alternative uses

Balanced Capital Allocation

- Core investments in high ROIC projects
- Capital returns — relaunch of strong quarterly dividend
- De-lever the balance sheet

Introducing Extended Stay America Premier Suites

Extended Stay America has earned industry-leading awareness and equity over the years for providing long-stay travelers what matters most.

Premier Suites will build on this strength to attract higher-rated extended stay guests and command a higher rate premium.

Initially comprised of more than 30 new and recently renovated owned hotels, the new brand will require minimal capital investment upfront - largely signage and distribution channel changes to reflect the new brand name.

Going forward, all new construction owned hotels will be included in Premier Suites. We will also evaluate other hotels in the portfolio that may be a fit for future conversion.


extended
STAY
AMERICA
premier suites

The competitive landscape shows a significant opportunity for Extended Stay America at price points above current levels



Occupied rooms by ADR: 7+ night stays
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
Highest volume of long-stay demand for the industry is in the $75-99 range
$0 - $49
$50 - $74
$75 - $99
$100 - $124
$125 - $149
$150 - $199
$200+
ESA
Lower Segment ES Ex-ESA
Upper Segment ES
All Non-ES Segment



ADR
180
160
140
120
100
80
60
40
20
3.0
3.2
3.4
3.6
3.8
4.0
4.2
4.4
4.6
Review Score
U.S. Apartment Rental Rate
white space

Developed based on extensive guest and market research, this new brand will fill a gap in the competitive landscape where extended stay demand and lack of purpose-built product intersect.

extended STAY AMERICA

Extended Stay America Premier Suites targets the largest extended stay customer segment

- Diverse, married business travelers working primarily in finance, insurance, construction and technology
- Representing the largest extended stay segment, comprising 32% of total extended stay market share (based on spend)
- Average length of stay = 17 nights
- Less price sensitive; willing to pay $80-$100 ADR
- Easy-going attitude towards hotels; value key amenities like kitchens



Extended Stay America Premier Suites features:

- Newly built or renovated guest rooms with upgraded design elements
- New signature bedding for superior comfort
- Free, enhanced healthy breakfast offering
- Larger TVs
- Spacious, apartment-style layouts with separation between kitchen and sleeping / living area
- Increased storage space



core brand to be renamed Extended Stay America Suites

- Minimal investment through signage changes
- Will re-brand on all distribution channels
- Better aligns with our current offering, increases customers stay intent as well as willingness to pay
- Change expected in Q2 2021
- Will be the focus of hotel conversions for brand growth through franchising


extended
STAY
AMERICA
suites

This marks ESA's transition from a single-branded company to a growing family of extended stay brands under the ESA umbrella

This new brand architecture allows ESA to best position our existing product to extract more rate from our current guests, attract more customers from larger and higher extended stay ADR segments, maximize the value of the portfolio, focus our renovation investment on assets that will realize the greatest expected return, facilitate franchise development and drive improved EBITDA across the Extended Stay America umbrella.

significant operational and commercial engine improvements in 2021

✓ Commercial Engine

- ❖ Launch new esa.com website in Q1 2021, taking a mobile first approach and simplifying the core booking process; expect to improve traffic and conversion as the year progresses
- ❖ Continue to improve performance of our call center, capitalizing on enhancements that have generated multiple months of Company-record average order value
- ❖ Improve and re-launch the loyalty program
- ❖ Better leverage data to improve the performance of our digital advertising
- ❖ Continue to capture B2B guests that ñneedò to travel like construction and project, temporary medical and distribution workers, while driving increases in corporate sales as the recovery strengthens
- ❖ Drive increases in ADR in high occupancy markets
- ❖ Focus on improving KPIs across all channels

✓ Operational Improvements

- ❖ Top grading talent
- ❖ Increased accountability for quality and consistency through QA, action plans and MBOs for each site in the system
- ❖ Partner with commercial engine to drive extended stay guests into properties

the new esa.com introduces a more modern, mobile-first design...

Before

Mobile


check in
25
check out
1
1 room, 1 adult, 0 kids
best rate available
search
NOW OPEN
extendedperks
full name
email address
got started*

Desktop


FULLY
EQUIPPED
KITCHEN
60%
book direct on esa.com for the best rates guaranteed
20% OFF
Why Extended Stay America?
Top Destinations
Recommended for You

Homepage

Prominent search widget with expanded search destinations.

Elevated email solicitation.

Clear, engaging value proposition messaging.

Consistent mobile and desktop experience.

Video integration.

After

Desktop


Stay longer. Save up to 60%
Work. Dine. Relax.
extendedperks
Kitchens
Recommended for you

Mobile


Stay Longer. Save up to 60%
Phoenix, AZ
01/25/2021
02/01/2021
Best Rate Guarantee
FIND HOTELS
Work. Dine. Relax.
Sign up today. Get 20% off.
Email Address
SIGN UP
Free Wi-Fi
With faster, free wi-fi in every suite, we make it easy to stay connected with family, friends and colleagues.

extended STAY AMERICA

strong market recovery expected post COVID-19

5 of ESA's largest markets - which have been impacted harder than other markets - made up approximately 45% of our EBITDA decline in 2020 vs 2019, providing strong upside post-COVID-19

ESA Top Market YoY RevPAR % Δ in 2020



Seattle: (25.1%)
Boston: (23.0%)
Bay Area: (35.5%)
All other ESA markets: (11.7%)
DC Area: (22.5%)
South Florida: (28.0%)

✓ Top Markets

- We continue to outpace the industry in higher RevPAR markets; however, these 5 top markets have had a substantial impact on EBITDA
  - San Francisco area alone accounted for approximately 22% of ESA's adjusted EBITDA decline in 2020 vs 2019
- Cycle renovation activity in South Florida

✓ General Recovery

- Expected return of sources of higher-rated demand should lead to higher rates and higher profitability
  - IT Consulting
  - Retail & Restaurant pre-opening
  - Government business
  - Training programs
  - ADR increases across the segments
- Drive rate in higher occupancy markets

extended STAY AMERICA

franchising to drive net unit growth

Company Owned Pipeline & Recently Opened Hotels as of December 31, 2020

Under Option		Pre-Development		Under Construction		Total Pipeline		Opened in 2020	
# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms
0	0	4	504	4	496	8	1,000	7	880

Third Party Pipeline & Recently Opened Hotels as of December 31, 2020

Commitments		Applications		Executed		Total Pipeline		Opened in 2020	
# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms
21	2,604	0	0	27	3,184	48	5,788	10	988

✓ Franchise growth will drive expansion in the coming years

- ❖ Expand with conversions during COVID-19 (completed 9 franchise conversions in 2020)
- ❖ Compelling brand recognition, economic returns and less volatile returns once credit markets thaw for new hotel development and construction resumes
- ❖ Multi-brand platform will allow for quicker franchise development
- ❖ Goal of 5% to 7% annual net unit growth over time

<u>Definitions</u>

Under Option	*Locations with a signed purchase and sale agreement*
Pre-Development	*Land purchased, permitting and/or site work*
Under Construction	*Hotel is under construction*
Commitments	*Signed commitment to build or convert a certain number of hotels by a third party, generally associated with a prior portfolio sale*
Applications	*Third party filed franchise application with deposit*
Executed	*Franchise and development application approved, geography identified and deposits paid, various stages of pre-development and/or under construction*

ESH REIT asset management

we intend to maximize the value of our REIT through proactive asset management

- ✓ Evolution of markets has resulted in value dislocation, creating opportunities for transactions with multiples well above company's trading levels
  - ❖ Curate certain hotels for better and higher use
    - Multi-family
    - Affordable housing
    - Outpatient medical conversions
    - Redevelopment
- ✓ Currently evaluating opportunities; expect impact to be significant

Asset Sale Case Studies





	Milpitas, CA	Austin, TX
Sale Timing	4Q 2020	1Q 2018
Per Key Valuation	$445.2K	$443.1K
EBITDA Multiple[1]	38.1x	20.2x
Gross Proceeds[2]	$65M	$45M
Cap Rate[3]	1.8%	4.2%
Alternate Use	Affordable Housing	Redevelopment

[1] On TTM Adjusted EBITDA as of September 30, 2020 (Milpitas) and as of February 28, 2018 (Austin).
[2] Gross Proceeds prior to transaction expenses.
[3] Cap rate defined as (TTM Pro-Forma Adjusted EBITDA – FF&E Reserve)/Gross Sale Price.

extended STAY AMERICA

balanced capital allocation

✓ Invest in the core business

- Invest in high ROIC opportunities
- Maintain our hotels
- Improve our commercial engine

✓ De-lever over time

- Target 3.5x-4x net debt to adjusted EBITDA
- Repay outstanding ESA revolver in 1H21
- Strong cash position

✓ Return capital to shareholders

- First hotel lodging company to return to a 2%+ dividend yield with introduction of $0.09 quarterly dividend per Paired Share in Q1 2021
- Capital returns expected to increase over time as balance sheet improves, capital recycling from asset sales and higher levels of earnings

debt capitalization	maturity date	amount/ millions[1]	interest rate
Term Loan B	2026	$623	L + 200[2]
ESH REIT revolver ($350m)	2024	$0	L + 200
ESA revolver ($50m)	2024	$50	L + 225
total secured debt		$673	
senior unsecured notes	2025	$1,300	5.25%
senior unsecured notes	2027	$750	4.63%
total unsecured debt		$2,050	
total company debt		$2,723	

[1] Gross debt outstanding (excludes discounts and deferred financing costs).
[2] $100m swapped to fixed LIBOR of 1.175% as of 12/31/20.

extended STAY AMERICA

Q1 2021 and full year 2021 initial outlook[1]

Q1 2021

Comparable system-wide RevPAR % Δ : -6% to -3%
Net income (loss): ($8) to ($4) million
Adjusted EBITDA: $78 to $84 million

FY 2021

Capital expenditures: $155 to $175 million
Depreciation expense : $202 to $207 million
Net interest expense: $126 to $130 million
Effective tax rate: 10% to 12%

[1]Outlook for Q1 2021 and full year 2021 is as of February 25, 2021. Performance for the first quarter is subject to risks and uncertainties, in particular the ongoing impact of the COVID-19 pandemic, which could cause actual results to deviate materially from current trends and expectations. In such event, the Company does not expect to, and undertakes no obligation to, announce changes in expectations prior to the announcement of actual first quarter or full year 2021 results.

APPENDIX

RevPAR index

RevPAR Index is stated as a percentage and calculated by comparing RevPAR for comparable system-wide hotels to the aggregate RevPAR of a group of competing hotels generally in the same geographic market. As such, RevPAR Index is only a measure of RevPAR relative to certain competing hotels and not a measure of our absolute RevPAR or profitability. We subscribe to STR, Inc. ("STR"), an independent third-party service, which collects and compiles the data used to calculate RevPAR Index. We select the competing hotels included in the RevPAR Index calculation subject to STR's guidelines. The competing hotels included in STR guidelines will generally include certain hotels that are not considered part of the extended stay lodging segment of the hospitality industry and, instead, fall within the category of short-term stay hotels. STR does not endorse the Company, or any other company or operator of hotels, and STR data should not be viewed as investment advice or as a recommendation to take a particular course of action.

non-GAAP reconciliation of net income to hotel operating profit and hotel operating margin for the three and twelve months ended December 31, 2020 and 2019

(In thousands)
(Unaudited)

Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	Variance		Twelve Months Ended December 31, 2020	Twelve Months Ended December 31, 2019	Variance
$ 65,689	$ 23,846	175.5%	Net income	$ 96,256	$ 165,138	(41.7)%
(12,426)	1,493	(932.3)%	Income tax (benefit) expense	(24,500)	29,315	(183.6)%
31,551	31,859	(1.0)%	Interest expense, net	130,133	127,764	1.9%
(327)	(143)	128.7%	Other non-operating income	(81)	(391)	(79.3)%
(4)	(1)	300.0%	Other income	(8)	(32)	(75.0)%
(52,525)	-	n/a	Gain on sale of hotel properties	(52,525)	-	n/a
-	-	n/a	Impairment of long-lived assets	1,095	2,679	(59.1)%
52,165	49,857	4.6%	Depreciation and amortization	206,013	197,400	4.4%
21,939	27,549	(20.4)%	General and administrative expenses	92,173	95,155	(3.1)%
2,692	1,035	160.1%	Loss on disposal of assets [1]	9,001	6,072	48.2%
(1,449)	(1,389)	4.3%	Franchise and management fees	(5,389)	(5,412)	(0.4)%
609	633	(3.8)%	System services loss, net	2,180	2,154	1.2%
$ 107,914	$ 134,739	(19.9)%	Hotel Operating Profit	$ 454,348	$ 619,842	(26.7)%
$ 247,525	$ 272,397	(9.1)%	Room revenues	$ 994,896	$ 1,171,726	(15.1)%
6,530	6,517	0.2%	Other hotel revenues	27,170	24,365	11.5%
$ 254,055	$ 278,914	(8.9)%	Total room and other hotel revenues	$ 1,022,066	$ 1,196,091	(14.5)%
42.5%	48.3%	(580) bps	Hotel Operating Margin	44.5%	51.8%	(730) bps

[1] Included in hotel operating expenses in the consolidated statements of operations.

extended STAY AMERICA

non-GAAP reconciliation of net income to EBITDA and adjusted EBITDA for the three and twelve months ended December 31, 2020 and 2019

(In thousands)
(Unaudited)

Three Months Ended December 31, 2020	Three Months Ended December 31, 2019		Twelve Months Ended December 31, 2020	Twelve Months Ended December 31, 2019
$ 65,689	$ 23,846	Net income	$ 96,256	$ 165,138
31,551	31,859	Interest expense, net	130,133	127,764
(12,426)	1,493	Income tax (benefit) expense	(24,500)	29,315
52,165	49,857	Depreciation and amortization	206,013	197,400
136,979	107,055	EBITDA	407,902	519,617
1,864	782	Equity-based compensation	6,510	6,913
-	-	Impairment of long-lived assets	1,095	2,679
(52,525)	-	Gain on sale of hotel properties	(52,525)	-
609	-	System services loss, net[1]	2,180	-
2,381	922	Other expense[2]	8,936	5,829
$ 89,308	$ 108,759	Adjusted EBITDA	$ 374,098	$ 535,038

[1] In light of the growth of our franchise business and in order to enhance comparability, effective January 1, 2020, the Company adopted the practice of other lodging companies with franchise businesses of excluding system services (profit) loss, net from Adjusted EBITDA; no adjustments have been made to prior periods. System services loss, net for the three and twelve months ended December 31, 2019, was $0.7 million and $2.2 million, respectively.

[2] Includes loss on disposal of assets and non-operating income, including foreign currency transaction costs. Loss on disposal of assets totaled $2.7 million, $1.0 million, $9.0 million and $6.1 million, respectively.

non-GAAP reconciliation of net income (loss) attributable to Extended Stay America, Inc. common shareholders to funds from operations, adjusted funds from operations and adjusted funds from operations per diluted share for the three and twelve months ended December 31, 2020 and 2019

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2020 AND 2019
(In thousands, except per share and per Paired Share data)
(Unaudited)

Three Months Ended December 31, 2020	Three Months Ended December 31, 2019		Twelve Months Ended December 31, 2020	Twelve Months Ended December 31, 2019
$ 0.04	$ (0.26)	Net income (loss) per Extended Stay America, Inc. common share - diluted	$ 0.13	$ 0.37
$ 6,856	$ (46,834)	Net income (loss) attributable to Extended Stay America, Inc. common shareholders	$ 23,267	$ 69,668
58,829	70,676	Noncontrolling interests attributable to Class B common shares of ESH REIT	72,973	95,454
65,685	23,842	Paired Share Income	96,240	165,122
-	17	Debt modification and extinguishment costs	-	6,733
-	-	Impairment of long-lived assets	1,095	2,679
(52,525)	-	Gain on sale of hotel properties	(52,525)	-
609	-	System services loss, net[1]	2,180	-
2,381	922	Other expense[2]	8,936	5,829
11,475	136	Tax effect of adjustments to Paired Share Income[3]	10,266	(2,163)
$ 27,625	$ 24,917	Adjusted Paired Share Income	$ 66,192	$ 178,200
$ 0.16	$ 0.14	Adjusted Paired Share Income per Paired Share ϒ diluted	$ 0.37	$ 0.95
178,197	182,046	Weighted average Paired Shares outstanding ϒ diluted	178,103	186,822

[1] In light of the growth of our franchise business and in order to enhance comparability, effective January 1, 2020, the Company adopted the practice of other lodging companies with franchise businesses of excluding system services (profit) loss, net from Adjusted Paired Share Income; no adjustments have been made to prior periods. System services loss, net for the three and twelve months ended December 31, 2019, was $0.7 million and $2.2 million, respectively.

[2] Includes loss on disposal of assets and non-operating income, including foreign currency transaction costs. Loss on disposal of assets totaled $2.7 million, $1.0 million, $9.0 million and $6.1 million, respectively.

[3] The tax effect of adjustments to Paired Share Income for the three months ended December 31, 2020, is computed using a statutory rate due to the fact that the consolidated effective tax rate for the period is negative.

non-GAAP reconciliation of net income (loss) attributable to Extended Stay America, Inc. common shareholders to paired share income, adjusted paired share income and adjusted paired share income per diluted share for the three and twelve months ended December 31, 2020 and 2019

(In thousands, except per share and per Paired Share data)
(Unaudited)

Three Months Ended December 31, 2020	Three Months Ended December 31, 2019		Twelve Months Ended December 31, 2020	Twelve Months Ended December 31, 2019
$ 0.04	$ (0.26)	Net income (loss) per Extended Stay America, Inc. common share - diluted	$ 0.13	$ 0.37
$ 6,856	$ (46,834)	Net income (loss) attributable to Extended Stay America, Inc. common shareholders	$ 23,267	$ 69,668
58,829	70,676	Noncontrolling interests attributable to Class B common shares of ESH REIT	72,973	95,454
65,685	23,842	Paired Share Income	96,240	165,122
-	17	Debt modification and extinguishment costs	-	6,733
-	-	Impairment of long-lived assets	1,095	2,679
(52,525)	-	Gain on sale of hotel properties	(52,525)	-
609	-	System services loss, net[1]	2,180	-
2,381	922	Other expense[2]	8,936	5,829
11,475	136	Tax effect of adjustments to Paired Share Income[3]	10,266	(2,163)
$ 27,625	$ 24,917	Adjusted Paired Share Income	$ 66,192	$ 178,200
$ 0.16	$ 0.14	Adjusted Paired Share Income per Paired Share ï diluted	$ 0.37	$ 0.95
178,197	182,046	Weighted average Paired Shares outstanding ï diluted	178,103	186,822

[1] In light of the growth of our franchise business and in order to enhance comparability, effective January 1, 2020, the Company adopted the practice of other lodging companies with franchise businesses of excluding system services (profit) loss, net from Adjusted Paired Share Income; no adjustments have been made to prior periods. System services loss, net for the three and twelve months ended December 31, 2019, was $0.7 million and $2.2 million, respectively.

[2] Includes loss on disposal of assets and non-operating income, including foreign currency transaction costs. Loss on disposal of assets totaled $2.7 million, $1.0 million, $9.0 million and $6.1 million, respectively.

[3] The tax effect of adjustments to Paired Share Income for the three months ended December 31, 2020, is computed using a statutory rate due to the fact that the consolidated effective tax rate for the period is negative.

non-GAAP reconciliation of net income (loss) to EBITDA and adjusted EBITDA for three months ended March 31, 2020 (Actual) and 2021 (Outlook)

(In thousands)
(Unaudited)

Three Months Ended March 31, 2020 (Actual)			Three Months Ended March 31, 2021 (Outlook)			
			Low		High	
$	7,845	Net income (loss)	$	(7,568)	$	(4,365)
	32,685	Interest expense, net		31,500		32,500
	1,110	Income tax expense (benefit)[1]		(1,032)		(485)
	50,520	Depreciation and amortization		50,500		51,750
	92,160	EBITDA		73,400		79,400
	1,126	Equity-based compensation		2,000		2,000
	417	System services loss, net		600		600
	4,046	Other expense[2]		2,000		2,000
$	97,749	Adjusted EBITDA	$	78,000	$	84,000

[1] The Outlook with respect to income tax for the three months ended March 31, 2021, applies to absolute income tax benefit only. Due to (1) greater variability in forecasted results within the current year than in prior years and (2) a wider than usual range between the forecasted financial results of ESA, a taxable C-Corporation, and ESH REIT, a non-taxable real estate investment trust (in each case due to the volatility caused by the COVID-19 pandemic), the Outlook with respect to income tax for the three months ended March 31, 2021, does not apply to, or provide an outlook with respect to, the Company's effective tax rate or range of effective tax rates for the three months ended March 31, 2021.

[2] Includes loss on disposal of assets and non-operating (income) expense, including foreign currency transaction costs.